AMENDMENT AND TERMINATION AGREEMENT

This AMENDMENT AND TERMINATION AGREEMENT (the “Agreement”), dated as of March 9, 2017 (the “Effective Date”), is entered into by and between Garmatex Technologies, Inc. (“GTBC”), a corporation incorporated under the laws of the Province of British Columbia, Canada, Garmatex Holdings Ltd. (“GRMX Nevada”), a corporation incorporated under the laws of the State of Nevada, U.S.A., and Garmatex, Inc. (“GIDC”), a corporation incorporated under the laws of the State of Delaware, U.S.A..

RECITALS:

WHEREAS, on April 8, 2016, GTBC and GRMX Nevada entered into an arrangement agreement (the “Arrangement Agreement”) wherein the parties agreed that GRMX Nevada would acquire all of the issued and outstanding securities of GTBC;

WHEREAS, GTBC and GRMX Nevada entered into an arrangement agreement amendment no. 1 (the “Arrangement Agreement Amendment”), dated March 8, 2017, pursuant to which the parties agreed to amend certain provisions of the Arrangement Agreement;

WHEREAS, GTBC entered into a sublicensee agreement (the “Sublicense Agreement”) with GRMX Nevada, effective March 8, 2017, pursuant to which GTBC sublicensed its Licensed IP (as defined in the Sublicense Agreement) to GRMX Nevada;

WHEREAS, GTBC, GRMX Nevada and GIDC entered into an assignment agreement (the “Assignment Agreement”), dated March 9, 2017, pursuant to which GTBC agreed to assign to GRMX Nevada all of GTBC’s right title and interest in and to 100 shares of common stock of GIDC; and

WHEREAS, GTBC and GRMX Nevada wish to amend the terms of the Sublicense Agreement and the Arrangement Agreement Amendment and GTBC, GRMX Nevada and GIDC wish to terminate the Assignment Agreement;

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GTBC, GRMX Nevada and GIDC hereby agree as follows:

SECTION I
AMENDMENT OF SUBLICENSE AGREEMENT

1.1            Section 2.1(b)(iii) of the Sublicense Agreement is amended by deleting Section 2.1(b)(iii) of the Sublicense Agreement in its entirety.

1.2            Exhibit C of the Sublicense Agreement is amended by deleting Exhibit C of the Sublicense Agreement in its entirety.

1.3            The amendment set forth in this Section forms a part of and is subject to the terms and conditions set out in the Sublicense Agreement. All other terms and conditions of the Sublicense Agreement remain unchanged and in full force and effect, and the parties ratify and affirm the Sublicense Agreement, as amended hereby.

SECTION II
AMENDMENT OF ARRANGEMENT AGREEMENT AMENDMENT

2.1            Section 2.1 of the Arrangement Agreement Amendment is amended by deleting Section 2.1 of the Arrangement Agreement Amendment in its entirety and replacing it with the following:

“2.1	Additional Agreements

In exchange for the Purchaser entering into this Amendment, the Target will grant to the Purchaser a non-transferrable worldwide right and sublicense to the trade secret formulae for the CoolSkin, RecoverySkin, SlimSkin, Kottinu, AbsorbSkin, ColdSkin, SteelSkin, WarmSkin, and IceSkin products (collectively, the “IP”), substantially in the form of the Sublicense Agreement attached hereto as Schedule A, subject to any required third party consents.”

2.2            The amendment set forth in this Section forms a part of and is subject to the terms and conditions set out in the Arrangement Agreement Amendment. All other terms and conditions of the Arrangement Agreement Amendment remain unchanged and in full force and effect, and the parties ratify and affirm the Arrangement Agreement Amendment, as amended hereby.

SECTION III
TERMINATION OF ASSIGNMENT AGREEMENT

3.1            The Assignment Agreement is hereby terminated, effective as of the Effective Date hereof.

3.2            GTBC, GRMX Nevada and GIDC will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Section.

SECTION IV
MISCELLANEOUS

4.1            This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the Effective Date.

GARMATEX HOLDINGS LTD.

By: /s/ Devon Loosdrecht_______________
Name: Devon Loosdrecht
Title: President

GARMATEX TECHNOLOGIES, INC.

By: /s/ Darren Berezowski_______________
Name: Darren Berezowski
Title: Chief Executive Officer

GARMATEX, INC.

By: /s/ Darren Berezowski_______________
Name: Darren Berezowski
Title: Director

[SIGNATURE PAGE OF AMENDMENT AND TERMINATION AGREEMENT]